UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2026
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On February 26, 2026, Grindr Inc. (the “Company” or “Grindr”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with G. Raymond Zage, III, a member of the Board of Directors of the Company (the “Board”) and the Company’s largest stockholder. Pursuant to the Cooperation Agreement, Zage has agreed, among other things, to certain standstill restrictions, including not to effect, seek, or participate in any going private or similar transaction involving the Company, unless invited by the Board, for a period of 18 months from the date of the Cooperation Agreement. If invited, any proposal would be conditioned on, at a minimum, approval by a majority of the Company’s disinterested stockholders.
The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety to the full text of the Cooperation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02     Results of Operations and Financial Condition.
On February 26, 2026, the Company issued a press release and posted a shareholder letter to its website announcing its financial results for the fiscal year ended December 31, 2025.
The Company also announced that its Board has authorized an increase in the Company’s share repurchase program by up to an additional $400 million of Grindr’s common stock, and extended the program to March 2029.
A copy of the Company’s press release dated February 26, 2026, and the shareholder letter dated February 26, 2026, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The information contained herein and the accompanying Exhibit 99.1 and Exhibit 99.2 is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement by and between Grindr Inc. and G. Raymond Zage, III, dated February 26, 2026
99.1	Press release dated February 26, 2026
99.2	Shareholder Letter dated February 26, 2026
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026

GRINDR INC.

By:

/s/ John North
John North
Chief Financial Officer